                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 15, 1997



                             THE WISER OIL COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                       0-5426                55-0522128
(STATE OR OTHER JURISDICTION           (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)         IDENTIFICATION NO.)


                         8115 PRESTON ROAD, SUITE 400
                             DALLAS, TEXAS  75225
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (214) 265-0080
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     Item 5.  OTHER EVENTS.

     On October 15, 1997, The Wiser Oil Company announced that it had consummated an offer (the "Exchange Offer") to exchange up to $125 million aggregate principal amount of its 9 1/2% Senior Subordinated Notes due 2007 that have been registered under the Securities Act of 1933, as amended, for a like principal amount of its outstanding 9 1/2% Senior Subordinated Notes due 2007 (the "Outstanding Notes"). The Exchange Offer expired October 14, 1997 at 5:00 p.m. New York City time with one hundred percent of the Outstanding Notes being accepted for exchange under the terms of the Exchange Offer.

     Item 7.  FINANCIAL STATEMENTS IN EXHIBITS.

          (c)  Exhibits

               Item           Exhibit
               ----           -------

               99 Press Release issued by The Wiser Oil Company on October 15, 1997.





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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE WISER OIL COMPANY



Date:     October 17, 1997            By:  /s/ Andrew J. Shoup
                                           -------------------
                                           Andrew J. Shoup, Jr.
                                           President and Chief Executive Officer




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                               INDEX TO EXHIBITS


Item
Number    Exhibit
------    -------

99        Press Release issued by The Wiser Oil Company on
          October 15, 1997.